                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 27, 2002


                          ACTIVE IQ TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                       1-12401                 41-2004369
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


    5720 Smetana Drive, Suite 101
       Minnetonka, Minnesota                                       55343
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (952) 345-6600




          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

         Active IQ Technologies, Inc. (the "Company") has recently made a number of issuances of its common stock and other securities in connection with certain financing transactions, as follows:

         As previously disclosed by the Registrant, on March 29, 2002, the Company issued a $450,000 promissory note to Blake Capital Partners, LLC in connection with a loan. Blake Capital Partners is a wholly-owned affiliate of Wayne W. Mills, a director of the Company. On May 30, 2002, the Company allowed Blake Capital Partners to convert $150,000 of outstanding principal under the note into 200,000 shares of common stock at a price of $0.75 per share. The Company satisfied the remaining outstanding principal and accrued interest in full on June 10, 2002.

         On May 27, 2002, the Company sold 500,000 shares of its common stock in a private placement to Boston Financial Partners, Inc. at a price of $0.75 per share, for total proceeds to the Company of $375,000. As consideration for its purchase of such shares, Boston Financial Partners also received a warrant to purchase an additional 500,000 shares of the Company's common stock at an exercise price of $1.00 per share, and the Company further agreed to reduce to $1.00 the exercise price on all other warrants to purchase shares of the Company's common stock held by Boston Financial Partners and its affiliates. Such warrants represent the right to purchase 1 million shares of common stock and had exercise prices ranging from $5.50 to $7.50 per share. Boston Financial Partners is a wholly-owned affiliate of Thomas Brazil.

         On May 31, 2002, the Company sold to two investors in a private placement an aggregate of 800,000 shares of its common stock at a price of $0.75 per share for total proceeds to the Company of $600,000. In connection with the sale of these shares, the Company also issued to the investors 5-year warrants to purchase an aggregate of 800,000 shares of common stock at an exercise price of $1.25 per share. The warrants may be redeemed by the Company any time after January 30, 2003 and following a period of at least 30 business days period in which the Company's common stock trades at $2.50 per share or more. The redemption price is equal to $.01 per warrant share. One of the investors was Wyncrest Capital, Inc., a wholly-owned affiliate of Ronald E. Eibensteiner, a director of the Company. Wyncrest Capital acquired half of the shares and warrants issued in this private placement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

            EXHIBIT     DESCRIPTION OF DOCUMENT
            -------     -----------------------
              4.1       Form of Common Stock Purchase Warrant issued to Boston Financial
                        Partners, Inc. dated May 27, 2002.

              4.2       Form of Common Stock Purchase Warrant dated May 31, 2002.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACTIVE IQ TECHNOLOGIES, INC.


Date:  June 12, 2002                     By: /s/ Jeffrey M. Traynor
                                             -----------------------------------
                                             Jeffrey M. Traynor
                                             Chief Financial Officer




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                                  EXHIBIT INDEX

            EXHIBIT     DESCRIPTION OF DOCUMENT
            -------     -----------------------
              4.1       Form of Common Stock Purchase Warrant issued to Boston Financial Partners, Inc.
                        dated May 27, 2002.

              4.2       Form of Common Stock Purchase Warrant dated May 31, 2002.



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